Other Assets - Schedule Of Other Noncurrent Assets (Detail) - USD ($) $ in Thousands	Jun. 30, 2021	Dec. 31, 2020	Dec. 31, 2019
Deferred Costs		$ 705,000	$ 883,600
Other deferred financing costs, net	$ 6,088	64	5,068
Security deposits with landlords	251,734	274,822	305,623
Other security deposits	3,172	3,271	16,437
Straight-line revenue receivable	45,623	46,313	34,274
Deferred income tax assets, net		1,377	1,150
Other long-term prepaid expenses and other assets	24,387	31,493	44,698
Total other assets	932,151	1,062,258	1,285,739
Soft Bank Senior Unsecured Notes Warrant [Member]
Deferred Costs	434,833	488,312	568,877
Two Thousand Twenty LC Facility Warrant Issued To SBG [Member]
Deferred Costs	152,503	199,832	284,440
Other Soft Bank Payable To SBG [Member]
Deferred Costs	9,198	11,334	20,000
Other Soft Bank Payable To Third Parties [Member]
Deferred Costs	$ 4,613	$ 5,440	$ 5,172